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EXHIBIT (10)(4)  Amendment to Purchase Agreement between MWW and MWWLLC

                         AMENDMENT TO PURCHASE AGREEMENT


This Amendment to Purchase Agreement is entered as of May 12, 2004 by and between Marketing Worldwide Corporation, a Delaware corporation ("Purchaser") and the former members (the "Selling Members") of Marketing Worldwide, LLC, a limited liability company organized under the laws of Michigan, ("Target") listed on the signature page hereof.

WHEREAS, Purchaser and the Selling Members entered into that certain Purchase Agreement dated October 31, 2003;

WHEREAS, Target has a fiscal year end of September 30th;

WHEREAS, Purchaser filed a registration statement on Form 10-SB on February 11, 2004 (SEC File 0-50586 Accession Number 1019687-4-279) and has plans to list its $.001 par value shares of common stock on the OTC Bulletin Board or a national exchange during the next 12 months;

WHEREAS, Target is treated as the accounting acquirer under generally accepted accounting principles applicable to U.S. listed small public companies; and

WHEREAS, Purchaser and the Selling Members desire to amend the terms and conditions of the Purchase Agreement for their mutual benefit and the benefit of the stockholders and creditors of Purchaser.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and the Selling Members agree as follows:

1. The first paragraph of the Purchase Agreement that reads:

         PURCHASE AGREEMENT, ("Agreement") dated as of October 31, 2003, among Marketing Worldwide Corporation, a Delaware corporation ("Purchaser") and the members (the "Selling Members") of Marketing Worldwide, LLC, a limited liability company organized under the laws of Michigan ("Target") listed on the signature page hereof.

is hereby amended so that is shall now read:

         PURCHASE AGREEMENT, ("Agreement") dated as of October 1, 2003, among Marketing Worldwide Corporation, a Delaware corporation ("Purchaser") and the members (the "Selling Members") of Marketing Worldwide, LLC, a limited liability company organized under the laws of Michigan ("Target") listed on the signature page hereof.


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2. ARTICLE I of the Purchase Agreement that reads:

         "Closing Date" means October 30, 2003 or as soon thereafter as possible.

is hereby amended so that is shall now read:

         "Closing Date" shall mean October 1, 2003.

3. Facsimile Counterparts. A facsimile, telecopy or other reproduction of this Amendment to Purchase Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile of similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                                      "Purchaser"
                                      Marketing Worldwide Corporation



                                      By: /s/ Michael Winzkowski
                                          ---------------------------------
                                          Name: Michael Winzkowski
                                          Title: President

                                      "Selling Members"



                                      By: /s/ Michael Winzkowski
                                          ---------------------------------
                                          Name: Michael Winzkowski



                                      By: /s/ James C. Marvin
                                          ---------------------------------
                                          Name: James C. Marvin



                                      By: /s/ Greg Green
                                          ---------------------------------
                                          Name: Greg Green